UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

OCTOBER 22, 2024
Date of Report (date of earliest event reported)
Beyond, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-41850	87-0634302
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

799 W. Coliseum Way
Midvale, Utah 84047
(Address of principal executive offices)

(801) 947-3100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BYON	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with a reduction in force (“RIF”) as more fully described below, Carlisha Robinson, former Chief Product Officer of Beyond, Inc. (the “Company”) was terminated without cause effective October 22, 2024. Ms. Robinson will be entitled to receive severance benefits pursuant to the Company’s Key Employee Severance Plan, filed as an exhibit to the Company’s Current Report on Form 8-K filed on March 24, 2023.

Item 8.01 Other Events.

On October 20, 2024, the board of directors of the Company approved a RIF affecting approximately 20% of the Company’s workforce, which is expected to be substantially implemented in the fourth quarter of 2024. These actions were taken to strategically create a more variable, leverageable cost structure and create a more streamlined organization to align to its asset-light business that supports an affinity and data monetization model with a strong technology focus. The Company estimates the RIF will result in annualized reduction of fixed costs by approximately $20 million.

Cautionary Note Regarding Forward-Looking Statements

The information in this Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements include all statements other than statements of historical fact, including but not limited to statements regarding the execution of and expected consequences of the RIF, including costs and cost savings, the timing for completing the RIF, and the impact on the Company’s future results of operations and financial position. Actual results could differ materially for a variety of known and unknown risks, uncertainties, and other important factors, including those found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the Securities and Exchange Commission (the “SEC”) on February 23, 2024, the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, which was filed with the SEC on July 31, 2024, and in the Company’s subsequent filings with the SEC.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEYOND, INC.

By:	/s/ E. Glen Nickle
E. Glen Nickle
Chief Legal Officer
Date:	October 22, 2024

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